[GRAPHIC APPEARS HERE]

Vestaur
Securities,
Inc.

-------------------------------

SEMI-ANNUAL REPORT

TO STOCKHOLDERS

May 31, 1999

-------------------------------


BOARD OF
DIRECTORS

Glen T. Insley
Steven S. Elbaum
Paul B. Fay, Jr.
Robert F. Gurnee
John C. Jansing
Charles P. Pizzi
Philip R. Reynolds
Marciarose Shestack
Robert E. Shultz


OFFICERS

Glen T. Insley
 Chairman

Dung Vukhac
 President

J.P. Weaver
 Vice President

Karen G. Bate
 Vice President
 and Secretary

Carol Kosel
 Treasurer

[LOGO OF FIRST UNION NATIONAL BANK APPEARS HERE]

VESTAUR SECURITIES, INC                                          Bulk Rate
First Capital Group/First Union                                U.S. Postage
123 South Broad Street, 2nd Floor                                  PAID
Philadelphia, PA 19109.                                        Permit No. 19
                                                                Hudson, MA

VESTAUR SECURITIES, INC.
SHAREHOLDER LETTER

SEMI-ANNUAL REPORT, PERIOD ENDED MAY 31, 1999

DEAR FELLOW SHAREHOLDERS:

  Bond yields rose sharply during the first half of the Fund's fiscal year even as the Federal Reserve left the target federal funds rate unchanged. Yield on the benchmark thirty-year Treasury bond rose 75 basis points, taking its yield from 5.07% to 5.82%. The greatest yield increase, however, was in the intermediate maturity sector as yield on five-year Treasury notes surged 110 basis points, from 4.48% to 5.58%.

  A key contributor to the shift in market direction was the extraordinary strength of the domestic economy powered by consumer spending, housing activities and capital expenditures. Real GDP registered annualized increases of 6% and 4.3% in the fourth quarter of 1998 and the first quarter of 1999 respectively, far exceeding the Federal Reserve's well-publicized target range of 2% to 3% and consensus forecasts. Strong growth also pushed the May unemployment rate down to 4.2%, the lowest level in 29 years, raising concern that a prolonged tight labor market condition could lead to greater wage pressures down the road.

  Another factor that negatively impacted bond market sentiment was the stabilization of industrial commodity prices and the 50% surge of crude oil prices following OPEC's successful effort to cut production last March to bring supply and demand for crude oil into better balance. While inflation at the consumer level remained benign, the concern was that, other things being equal, these developments would result in higher inflation compared to the exceptionally low level that prevailed in 1998.

  Last but not least, the Asian crisis appeared to have ended as economic activities rebounded in Korea, Thailand and Japan. The IMF has also succeeded in orchestrating an international rescue of Brazil from its debt and currency crisis. These developments together with the unusual strength of domestic demand in recent months put in question the necessity of retaining the reductions of the federal funds target rate last fall.

  At this writing the Federal Reserve has acted on the tightening bias announced last month by raising the target federal funds rate by 25 basis points. The market staged a mini-rally in response to the announcement of a reversion to a neutral policy directive since it had already discounted more than one tightening move. However, judging by its past actions, we do not believe that this shift to a neutral bias precludes the Federal Reserve from tightening again should GDP growth remain excessive or inflation news worsen.

  Although the risk of higher short-term interest rates remains significant in the coming months, we remain constructive on the outlook for the bond market longer term. The Federal Reserve's latest pre-emptive policy move should keep inflation expectation in check while the prospect of rising Federal budget surplus should provide the bond market with strong technical support in the years ahead. Consequently, we would consider further increases in interest rates as opportunities to lock in attractive inflation-adjusted yields.

  The net assets of Fund on May 31, 1999 were $96,191,463 or $14.22 per share compared to $99,114,796 or $14.74 per share on November 30, 1998.

  At the May 12, 1999, Directors meeting, Vestaur Securities, Inc. declared the regular quarterly income dividend of 26 cents per share. This dividend is payable on July 15, 1999 to shareholders of record on June 30, 1999.

  We continue to manage the Vestaur Fund with the primary objective of maintaining a high level of current income through a diversified portfolio of debt securities and look forward to providing shareholders with excellent investment services as in the past.

Sincerely,

/s/ Glen T. Insley

Glen T. Insley, CFA
Chairman of the Board
July 7, 1999

-------------------------------------------------------------------------------
 Principal        SCHEDULE OF INVESTMENTS
  Amount          May 31, 1999 (Unaudited)                              Value
-------------------------------------------------------------------------------
CORPORATE BONDS & NOTES - 98.1%

            INDUSTRIAL & CONGLOMERATE - 24.1%
$3,500,000  Air Products & Chemicals, Inc. 8.88% 8/1/2001 ........  $ 3,688,860
 2,000,000  Burlington Northern, Inc. 7.50% 7/15/2023 ............    2,071,120
 1,500,000  Calenergy Co., Inc. 8.48% 9/15/2028 ..................    1,647,210
 3,000,000  Crown Cork & Seal, Inc. 8.00% 4/15/2023 ..............    2,697,510
 4,400,000  Georgia Pacific Corp. 8.13% 6/15/2023 ................    4,367,264
 3,000,000  Northrop Grumman Corp. 9.38% 10/15/2024 ..............    3,240,600
 1,500,000  Owens Illinois, Inc. 8.10% 5/15/2007 .................    1,518,075
 1,500,000  Ralston Purina Co. 9.30% 5/1/2021 ....................    1,794,435
 2,000,000  Seagram Ltd. 8.35% 1/15/2022 .........................    2,141,320
                                                                    -----------
                                                                     23,166,394
                                                                    -----------

            BROADCASTING & MEDIA - 18.2%
 2,000,000  Chancellor Media Corp. 8.75% 6/15/2007 ...............    2,020,000
 2,000,000  Comcast Corp. 9.13% 10/15/2006 .......................    2,132,580
 1,960,000  Comcast Corp. 10.25% 10/15/2001 ......................    2,076,012
 4,000,000  Lenfest Communications, Inc. 8.38% 11/1/2005 .........    4,260,000
 4,200,000  Time Warner, Inc. 9.10% 1/15/2013 ....................    4,925,214
 1,000,000  Viacom, Inc. 8.00% 7/7/2006 ..........................    1,020,000
 1,000,000  Viacom, Inc. 10.25% 9/15/2001 ........................    1,074,090
                                                                    -----------
                                                                     17,507,896
                                                                    -----------

            FINANCIAL & INSURANCE - 10.8%
 1,000,000  Chase Manhattan Corp. 10.00% 6/15/1999 ...............    1,001,580
 2,300,000  Chrysler Financial Corp. 9.50% 12/15/1999 ............    2,348,806
 1,000,000  CIGNA Corp. 8.30% 1/15/2033 ..........................    1,064,680
 1,055,000  CIGNA Corp. 8.75% 10/1/2001 ..........................    1,106,178
   500,000  Ford Motor Credit Co. 7.75% 11/15/2002 ...............      521,560
   500,000  Ford Motor Credit Co. 9.50% 4/15/2000 ................      516,000
 1,000,000  GMAC 8.63% 6/15/1999 .................................    1,001,160
 2,600,000  GMAC 9.63% 12/15/2001 ................................    2,805,452
                                                                    -----------
                                                                     10,365,416
                                                                    -----------

            UTILITIES - 9.6%
 1,143,000  Niagara Mohawk Power Corp. 8.75% 4/1/2022 ............    1,222,644
 2,494,000  Niagara Mohawk Power Corp. 9.75% 11/1/2005 ...........    2,845,579
   600,000  Tennessee Valley Authority 8.63% 11/15/2029 ..........      641,364
 1,310,000  Tennessee Valley Authority, Series C 8.25% 9/15/2034 .    1,321,568
 2,000,000  Texas Utilities Electric Co. 8.50% 8/1/2024 ..........    2,147,300
 1,000,000  Texas Utilities Electric Co. 8.75% 11/1/2023 .........    1,078,510
                                                                    -----------
                                                                      9,256,965
                                                                    -----------

            TELECOMMUNICATIONS - 8.9%
 3,000,000  AT&T Corp. 8.35% 1/15/2025 ...........................    3,166,620
 1,500,000  AT&T Corp. 8.63% 12/1/2031 ...........................    1,584,900
 1,900,000  Metromedia Fiber Network, Inc. 10.00% 11/15/2008 .....    1,980,750
   825,000  Nextlink Communications, Inc. 10.75% 6/1/2009 ........      825,000
 1,000,000  Pacific Bell 8.70% 6/15/2001 .........................    1,050,830
                                                                    -----------
                                                                      8,608,100
                                                                    -----------

            OIL & ENERGY - 8.4%
 1,750,000  Atlantic Richfield Co. 10.88% 7/15/2005 ..............    2,141,038
 2,000,000  Diamond Shamrock Inc. 8.00% 4/1/2023 .................    1,981,780
 1,000,000  Occidental Petroleum Corp. 8.50% 9/15/2004 ...........    1,007,430
 1,500,000  Pennzoil Co. 10.13% 11/15/2009 .......................    1,524,255
   230,000  Pennzoil Co. 10.63% 6/1/2001 .........................      230,713
 1,000,000  USX Marathon Group 9.38% 2/15/2012 ...................    1,153,270
                                                                    -----------
                                                                      8,038,486
                                                                    -----------


                        See Notes to Financial Statements

-------------------------------------------------------------------------------
 Principal        SCHEDULE OF INVESTMENTS (continued)
  Amount          May 31, 1999 (Unaudited)                              Value
-------------------------------------------------------------------------------


            U.S. GOVERNMENT AGENCIES - 7.7%
$2,700,000  FNMA 8.90% 6/12/2000 ................................. $ 2,793,231
 1,097,246  GNMA 8.00% 3/15/2022 - 8/15/2024 .....................   1,142,503
 1,747,214  GNMA 8.50% 9/15/2024 - 1/15/2027 .....................   1,845,361
   620,040  GNMA 9.00% 12/15/2019 - 3/15/2021 ....................     665,449
   291,595  GNMA 9.50% 5/15/2019 - 6/15/2020 .....................     313,353
   480,105  GNMA 10.00% 1/15/2019 - 4/15/2020 ....................     517,327
   168,308  GNMA 10.50% 4/15/2019 - 5/15/2019 ....................     183,367
                                                                   -----------
                                                                     7,460,591
                                                                   -----------

            TRUST PREFERRED - 3.9%
 4,000,000  MBNA Capital 8.28% 12/1/2026 .........................   3,750,520

            RETAILING & WHOLESALE - 3.8%
 1,000,000  Dayton Hudson Corp. 9.25% 3/1/2006 ...................   1,043,440
   450,000  Dayton Hudson Corp. 10.00% 12/1/2000 .................     476,298
 2,000,000  Wal Mart Stores,  Inc. 8.63% 4/1/2001 ................   2,096,320
                                                                   -----------
                                                                     3,616,058
                                                                   -----------

            CANADIAN BONDS - 2.7%
 2,500,000  Rogers Cablesystems Ltd. 9.63% 8/1/2002 ..............   2,625,000

            RESIDENTIAL SECURITIES - 0.0%
    11,515  Residential Mortgages (First and Second),
            Participation,  8.375% Average Yield, 2 Year Average
            Maturity, Aquired 12/29/1977 ................               10,809
                                                                  ------------
            Total Investments (Cost $95,385,618) ........  98.1%    94,406,235
            Other Assets and Liabilities - (Net) ........   1.9      1,785,228
                                                          -----    -----------
            Net Assets - ................................ 100.0%   $96,191,463
                                                          =====    ===========


            LEGEND OF PORTFOLIO ABBREVIATIONS
FNMA        Federal National Mortgage Association
GNMA        Government National Mortgage Association


                        See Notes to Financial Statements

-----------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES
-----------------------------------------------
 May 31, 1999 (Unaudited)


ASSETS
  Investments at market value (identified cost -$95,385,618) ..   $94,406,235
  Cash ........................................................        64,975
  Receivable for investments sold .............................       407,078
  Interest receivable .........................................     2,171,475
  Prepaid expenses and other assets ...........................        28,997
                                                                  -----------
   Total assets ...............................................    97,078,760
                                                                  -----------
LIABILITIES
  Payable for investments purchased ...........................       825,000
  Advisory fee payable ........................................        62,297
                                                                  -----------
   Total liabilities ..........................................       887,297
                                                                  -----------
NET ASSETS ....................................................   $96,191,463
                                                                  ===========
NET ASSETS REPRESENTED BY
  Common stock, par value $.01 per share, 10,000,000 shares
   authorized, 6,765,867 shares issued and outstanding ........   $    67,659
  Capital in excess of par value ..............................    97,071,813
  Undistributed net investment income .........................       255,030
  Accumulated net realized loss on investments ................      (223,656)
  Net unrealized loss on investments ..........................      (979,383)
                                                                  -----------
   Total Net Assets ...........................................   $96,191,463
                                                                  ===========
SHARES OUTSTANDING ............................................     6,765,867
                                                                  -----------
NET ASSET VALUE PER SHARE .....................................   $     14.22
                                                                  -----------

                       See Notes to Financial Statements
================================================================================

---------------------------------------------
 STATEMENT OF OPERATIONS
---------------------------------------------
 Six months ended May 31, 1999 (Unaudited)

INVESTMENT INCOME
  Interest ....................................................   $ 3,939,276
EXPENSES
  Advisory fee ................................................       343,766
  Directors' fees and expenses ................................        34,395
  Professional  fees ..........................................        22,492
  Custodian fee ...............................................        11,373
  Other .......................................................        33,101
                                                                  -----------
   Total expenses .............................................       445,127
                                                                  -----------
NET INVESTMENT INCOME .........................................     3,494,149
                                                                  -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investments ............................      (177,433)
  Net change in unrealized loss on investments ................    (3,366,653)
                                                                  -----------
  Net realized and unrealized loss on investments                  (3,544,086)
                                                                  -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........   $   (49,937)
                                                                  ===========


                       See Notes to Financial Statements

-----------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS          Six Months           Year
-----------------------------------------        Ended             Ended
                                             May 31, 1999    November 30, 1998
                                             -------------  -------------------
                                              (unaudited)
OPERATIONS
 Net investment income ....................  $  3,494,149      $  7,050,235
 Net realized loss on investments .........      (177,433)          (43,202)
 Net change in unrealized loss on
  investments..............................    (3,366,653)         (363,550)
                                             ------------      ------------
  Net increase (decrease) in net assets
resulting from operations .................       (49,937)        6,643,483
                                             ------------      ------------
DISTRIBUTIONS TO STOCKHOLDERS FROM
 Net investment income ....................    (3,501,948)       (6,951,195)
 Net realized gains .......................             0          (199,573)
                                             ------------      ------------
  Total distributions to stockholders .....    (3,501,948)       (7,150,768)
                                             ------------      ------------
CAPITAL STOCK TRANSACTIONS
 Net asset value of common stock issued
  under the Automatic Dividend
  Investment Plan .........................       628,552         1,027,756
                                             ------------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ...    (2,923,333)          520,471

NET ASSETS
 Beginning of period ......................    99,114,796        98,594,325
                                             ------------      ------------
 End of period ............................  $ 96,191,463      $ 99,114,796
                                             ============      ============
 Undistributed net investment income ......  $    255,030      $    262,829
                                             ============      ============

                       See Notes to Financial Statements
================================================================================
--------------------------------------------------------------------------------
                        The following table includes selected data for each FINANCIAL HIGHLIGHTS - share of common stock outstanding throughout each period and other performance information derived from the financial statements and market price data.
--------------------------------------------------------------------------------

                         Six Months                  Year Ended November 30,
                            Ended     ----------------------------------------------------
                        May 31, 1999    1998 (d)     1997      1996       1995       1994
                        ------------  ------------  --------  --------  ---------  -------
                        (unaudited)
Net asset value,
beginning of period ..  $ 14.74       $ 14.82       $ 14.72   $ 15.17   $  13.58    $ 15.64
                        -------       -------       -------   -------   --------    -------
Income from investment
 operations
Net investment income      0.52          1.05          1.07      1.08       1.09       1.09
Net realized and
unrealized gains or
losses on investments     (0.52)        (0.06)         0.11     (0.39)      1.63      (1.90)
                        -------       -------       -------   -------   --------    -------
Total from investment
operations............        0          0.99          1.18      0.69       2.72      (0.81)
                        -------       -------       -------   -------   --------    -------
Less distributions
Dividends (from net
investment income) ...    (0.52)        (1.04)        (1.08)    (1.09)     (1.08)     (1.10)
Distributions (from
capital gains) .......        0         (0.03)            0     (0.05)     (0.05)     (0.15)
                        -------       -------       -------   -------   --------    -------
Total distributions ..    (0.52)        (1.07)        (1.08)    (1.14)     (1.13)     (1.25)
                        -------       -------       -------   -------   --------    -------
Net asset value, end
of period ............  $ 14.22       $ 14.74       $ 14.82   $ 14.72   $  15.17    $ 13.58
                        =======       =======       =======   =======   ========    =======
Market value, end of
period................  $ 13.69       $ 14.94       $ 14.06   $ 13.50   $ 13.625    $12.375
                        =======       =======       =======   =======   ========    =======
Total return
 Based on market value
  (a) ................    (5.06%)       14.19%        12.58%     7.69%     19.76%    (12.91%)
 Based on net asset
  value (b) ..........    (0.03%)        6.90%         8.50%     4.91%     20.93%     (5.39%)
Ratios and
 supplemental data
Net assets, end of
period (in thousands)   $96,191       $99,115       $98,594   $97,907   $100,938    $90,333
                        =======       =======       =======   =======   ========    =======
Ratios to average net
 assets
 Expenses ............     0.91% (c)     0.97% (c)      0.9%      0.9%       0.9%       0.9%
 Net investment income     7.15%         7.13%          7.4%      7.4%       7.6%       7.6%
Portfolio turnover
rate..................    15.40%        43.16%         33.4%     47.4%      39.2%      24.6%

(a) The market value total return is based on the current market value of a purchase on the first day and of a sale on the last day of each period, assuming the reinvestment of dividends and other distributions at prices obtained by the Company's dividend reinvestment plan.

(b) The net asset value total return is computed on a similar basis except the dividends and other distributions are reinvested at the ex-dividend date net asset value. These percentages are not an indication of the performance of a stockholder's investment in the Company based on market value due to differences between the market price and net asset value of the Company during each year.

(c) The ratio of expenses to average net assets includes fee credits. Excluding fee credits, the ratio is the same.

(d) Effective April 28, 1998, First Union National Bank became the investment advisor. Prior to that date, CoreStates Investment Advisors was the investment advisor.

                       See Notes to Financial Statements

                  -------------------------------------------
                            Vestaur Securities, Inc.
                    NOTES TO FINANCIAL STATEMENTS (unaudited)
                  -------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  Vestaur Securities, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The primary investment objective of the Company is to seek a high level of current income for its stockholders through investment in a diversified portfolio of debt securities which management considers to be of high quality, of which some may be privately placed and some may have equity features.

  The following is a summary of significant accounting policies. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

  (a) Valuation of Securities -

      U.S. government obligations, corporate bonds, other fixed-income securities, and mortgage and other asset-backed securities are valued at prices provided by an independent pricing service. In determining a price for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Securities for which valuations are not readily available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Directors.

      Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

  (b) Repurchase Agreements -

      The Company may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by the custodian on the Company's behalf. The Company monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Company will only enter into repurchase agreements with its custodian bank, State Street Bank and Trust Company.

  (c) Security Transactions and Investment Income -

      Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis.

  (d) Federal Taxes -

      The Company has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Company will not incur any federal income tax liability since it is expected to distribute all of its net investment company taxable income and net capital gains, if any, to its stockholders. The Company also intends to avoid any excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is the Company's policy not to distribute such gains.

  (e) Distributions -

      Dividends to stockholders from net investment income are declared and paid on a quarterly basis. These dividends are recorded on the ex-dividend date. Stockholders have the option of receiving their dividends in cash or in the Company's common stock in accordance with the Company's Automatic Dividend Investment Plan. For those dividends paid in common stock, the Company attempts to repurchase enough common stock in the market to satisfy its dividend needs. If the market price of the common stock plus brokerage commission equals or exceeds the net asset value or sufficient common stock cannot be repurchased in the market, the Company will issue new shares and record the common stock at the greater of (i) the per share net asset value, or (ii) 95% of the market price per share as of the close of business on the last trading day of the month in which the dividend or other distribution is paid. Distributions from net realized capital gains, if any, are paid at least annually.

      Income and capital gains distributions to stockholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment of paydown gains and losses. Certain distributions paid during previous years have been reclassified to conform with current year presentation.

  (f) Expense Offset Arrangement -

      The Company has entered into an expense offset arrangement with its custodian. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

NOTE 2 - CAPITAL SHARE TRANSACTIONS

  The Company has authorized capital of 10,000,000 shares of common stock with a par value of $0.01 per share. For the six months ended May 31, 1999, the Company issued 43,402 shares and for the year ended November 30, 1998, the Company issued 70,027 shares.

NOTE 3 - SECURITIES TRANSACTIONS

  Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended May 31, 1999:


                              COST OF PURCHASES   PROCEEDS FROM SALES
         -------------------------------------------------------------
         Non-U.S. government     $16,818,945          $13,276,746
         U.S. government                   0            1,394,953


  As of November 30, 1998, the Company has a capital loss carryover for federal income tax purposes of $46,223, expiring in 2006.

NOTE 4 - INVESTMENT ADVISORY AGREEMENT

  First Union National Bank ("FUNB") a subsidiary of First Union Corporation ("First Union") serves as the investment advisor to the Company. In return for providing investment management and administrative services, the Company pays an advisory fee that is paid monthly. The advisory fee is computed at an annual rate of 0.50% of the Company's average monthly net assets plus 2.50% of the Company's net investment income.

  Officers of the Company and affiliated Directors receive no compensation directly from the Company.

NOTE 5 - SUBSEQUENT DISTRIBUTION TO STOCKHOLDERS

  On May 12, 1999, the Company declared a dividend of $0.26 per share which will be payable on July 15, 1999 to stockholders of record as of June 30, 1999.

--------------------------------------------------------------------------------



ADDITIONAL INFORMATION (unaudited)

On May 12, 1999 the Annual meeting of stockholders of the Company was held to consider a number of proposals. On April 5, 1999, the record date of the meeting, the Company had:

Record Date Shares Outstanding                                  6,746,565
Shares represented at meeting                                   5,590,836
Percentage of record date shares
represented at the meeting                                          82.87%

The votes recorded at the meeting, by proposal, were as follows:

Proposal 1 - Election of Directors:
Shares voted "For"                                              5,524,429
Shares voted "Against"                                                  0
Shares voted "Abstain"                                             66,407

Proposal 2 - Ratification of auditors:
Shares voted "For"                                              5,510,038
Shares voted "Against"                                             26,162
Shares voted "Abstain"                                             54,636




--------------------------------------------------------------------------


YEAR 2000 (Unaudited)

     Like other companies, the Company could be adversely affected if the computer systems used by the Company's investment advisor and the Company's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of the computer software to distinguish the year 2000 from the year 1900. The Company's investment advisor is taking steps to address this potential year 2000 problem with respect to computer systems that they use and to obtain satisfactory assurances that comparable steps are being taken by the Company's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Company from this problem.


Custodian
State Street Bank and Trust Company
Box 9021
Boston, MA 02205-9827

Transfer Agent, Dividend
Disbursing Agent & Registrar
EquiServe,
First Chicago Trust Division
P.O. BOX 2500
Jersey City, NJ 07303-2500

Shareholder Relations
EquiServe,
First Chicago Trust Division
P.O. Box 2500
Jersey City, NJ 07303-2500
(201) 324-3031

Common Stock listed on New York
Stock Exchange, Symbol VES.


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